UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2023

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34- 1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Guarantee of 4.800% Notes due 2028 issued by Welltower OP LLC	WELL/28	New York Stock Exchange
Guarantee of 4.500% Notes due 2034 issued by Welltower OP LLC	WELL/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 28, 2023, the Board of Directors (the “Board”) of Welltower Inc. (the “Corporation”) approved and adopted the Corporation’s Amended and Restated By-Laws (as amended and restated, the “By-Laws”), effective immediately. Among other things, the amendments: (a) revise and enhance the procedural mechanics and disclosure requirements relating to business proposals submitted and director nominations made by stockholders, including by updating certain provisions to promote consistency with the Securities and Exchange Commission’s adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended, relating to the universal proxy rules, and by requiring certain additional background information regarding the proposing stockholders, proposed nominees or business (as applicable) and certain other persons related to such matter; (b) require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; (c) eliminate the requirement to have a stockholder list available for inspection at stockholder meetings; (d) revise and enhance the organizational mechanics relating to the conduct of stockholder meetings; (e) opt out of Section 116 of the General Corporation Law of the State of Delaware (the “DGCL”) by requiring that certain notices and other information or documents provided by stockholders to the Corporation pursuant to the Bylaws must be delivered in writing; (f) allow the Board and its committees to conduct business in the event of an emergency, as permitted under the Section 110 of the DGCL; (g) clarify certain provisions relating to the Corporation’s officers, including with respect to officers’ stock ownership, the designation of the Chair of the Board and the designation of the President of the Corporation; (h) provide for certain procedures relating to the use of electronic signatures; (i) clarify the indemnification provisions with respect to the maintenance of insurance by the Company and severability; and (j) add a provision regarding the purchase and maintenance of insurance on behalf of directors, officers, employees, and other specified indemnitees. The By-Laws also incorporate various other updates and administrative, technical, clarifying and conforming changes, including with respect to the use of gender-neutral terms.

The foregoing summary of the amendments to the By-Laws is qualified in all respects by reference to the text of the By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated By-Laws of Welltower Inc.

104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

Date: November 30, 2023	By:	/s/ MATTHEW MCQUEEN
	Name:	Matthew McQueen
	Title:	Executive Vice President – General Counsel & Corporate Secretary